EXHIBIT 21

ENTITY                            JURISDICTION

ACMP Finance Corp.        Delaware
Appalachia Midstream Services, L.L.C.        Oklahoma
Aux Sable Liquid Products Inc.        Delaware
Aux Sable Liquid Products LP        Delaware
Aux Sable Midstream LLC        Delaware
Bargath LLC        Delaware
Baton Rouge Fractionators LLC        Delaware
Baton Rouge Pipeline LLC        Delaware
Black Marlin Pipeline LLC        Texas
Blue Racer Midstream, LLC        Delaware
Bluestem Gas Services, L.L.C.        Oklahoma
Caiman Energy II, LLC        Delaware
Caiman Ohio Midstream, LLC        Texas
Carbonate Trend Pipeline LLC        Delaware
Cardinal Gas Services, L.L.C.        Delaware
Cardinal Operating Company, LLC        Delaware
Cardinal Pipeline Company, LLC        North Carolina
Constitution Pipeline Company, LLC        Delaware
Discovery Gas Transmission LLC        Delaware
Discovery Producer Services LLC        Delaware
DMP NEW YORK, INC.        New York
Gulfstar One LLC        Delaware
Gulfstream Natural Gas System, L.L.C.        Delaware
HI-BOL Pipeline LLC        Delaware
Jackalope Gas Gathering Services, L.L.C.        Oklahoma
Laurel Mountain Midstream Operating LLC        Delaware
Laurel Mountain Midstream, LLC        Delaware
Louisiana Midstream Gas Services, L.L.C.        Oklahoma
Magnolia Midstream Gas Services, L.L.C.        Oklahoma
Marsh Resources, LLC        Delaware
Mid-Continent Fractionation and Storage, LLC        Delaware
Mockingbird Midstream Gas Services, L.L.C.        Oklahoma
Northwest Pipeline LLC        Delaware
Oklahoma Midstream Gas Services, L.L.C.        Oklahoma
Overland Pass Pipeline Company, LLC        Delaware
Pacific Connector Gas Pipeline, LLC        Delaware
Pacific Connector Gas Pipeline, LP        Delaware
Parachute Pipeline LLC        Delaware
Pecan Hill Water Solutions        Delaware
Pennant Midstream, LLC        Delaware
Pine Needle LNG Company, LLC        North Carolina
Pine Needle Operating Company, LLC        Delaware
Ponder Midstream Gas Services, L.L.C.        Delaware
Texas Midstream Gas Services, L.L.C.        Oklahoma
Three Rivers Midstream LLC        Delaware

EXHIBIT 21

ENTITY                            JURISDICTION

TransCardinal Company, LLC        Delaware
TransCarolina LNG Company, LLC        Delaware
Transcontinental Gas Pipe Line Company, LLC        Delaware
Utica East Ohio Midstream, L.L.C.        Delaware
Utica Gas Services, L.L.C.        Oklahoma
Wamsutter LLC        Delaware
WFS - Liquids LLC        Delaware
WFS - Pipeline LLC        Delaware
WFS Enterprises LLC        Delaware
WFS Gathering Company, L.L.C.        Delaware
Williams Bayou Ethane Pipeline, LLC        Delaware
Williams Blu Operating LLC        Delaware
Williams Compression, L.L.C.        Oklahoma
Williams Energy Canada GP LLC        Alberta
Williams Energy Canada LP        Alberta
Williams Energy Resources LLC        Delaware
Williams Energy Solutions LLC        Delaware
Williams Field Services - Gulf Coast Company, L.P.        Delaware
Williams Field Services Company, LLC        Delaware
Williams Field Services Group, LLC        Delaware
Williams Flexible Generation, LLC        Delaware
Williams Four Corners LLC        Delaware
Williams Gas Processing - Gulf Coast Company, L.P.        Delaware
Williams Gulf Coast Gathering Company, LLC        Delaware
Williams Gulf Coast Transportation Company LLC        Delaware
Williams Holdings and Manufacturing LLC        Delaware
Williams Hutch Rail Company, LLC        Delaware
Williams Laurel Mountain, LLC        Delaware
Williams Midstream Gas Services, L.L.C.        Oklahoma
Williams MLP Operating, L.L.C.        Delaware
Williams Mobile Bay Producer Services, L.L.C.        Delaware
Williams Ohio Valley Midstream LLC        Texas
Williams Ohio Valley Pipeline LLC        Delaware
Williams Oil Gathering, L.L.C.        Delaware
Williams Olefins Feedstock Pipelines, L.L.C.        Delaware
Williams Olefins Pipeline Holdco LLC        Delaware
Williams Pacific Connector Gas Operator, LLC        Delaware
Williams Partners Cooperatief U.A.        Netherlands
Williams Partners Finance Corporation        Delaware
Williams Partners International Holdings LLC        Delaware
Williams Partners International Sub-Holdings LLC        Delaware
Williams Partners Operating LLC        Delaware
Williams PERK, LLC        Delaware
Williams Permian Midstream, L.L.C.        Oklahoma
Williams Pipeline Services LLC        Delaware
Williams Propylene Company LLC        Delaware